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                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                  July 10, 2003


                           NORTEL NETWORKS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CANADA                        001-07260            not applicable
-----------------------------         -----------          -------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



8200 Dixie Road, Suite 100, Brampton, Ontario, Canada              L6T 5P6
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    (address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code (905) 863-0000.
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ITEM 5. OTHER EVENTS

A copy of the press release issued today by the Registrant is filed herewith as
Exhibit 99.1, and such press release is incorporated in its entirety by reference herein. A copy of the Amending Agreement No. 1 to the Master Facility Agreement referred to therein is filed herewith as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

         99.1     Press Release dated July 10, 2003 of Nortel Networks
                  Corporation.

         99.2 Amending Agreement No. 1 dated as of July 10, 2003 to the Master Facility Agreement dated as of February 14, 2003 between Nortel Networks Limited and Export Development Canada.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORTEL NETWORKS CORPORATION


                                           By:   /s/ Katharine B. Stevenson
                                                 ----------------------------
                                                 Katharine B. Stevenson
                                                 Treasurer

                                           By:   /s/ Gordon A. Davies
                                                 ----------------------------
                                                 Gordon A. Davies
                                                 Assistant Secretary


Dated: July 10, 2003
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                                  EXHIBIT INDEX

         99.1     Press Release dated July 10, 2003 of Nortel Networks
                  Corporation.

         99.2 Amending Agreement No. 1 dated as of July 10, 2003 to the Master Facility Agreement dated as of February 14, 2003 between Nortel Networks Limited and Export Development Canada.